A strategic and disciplined approach to delivering long-term value D.A. Davidson 25th Annual Financial Institutions Conference May 15 - 17, 2023

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact Bancorp's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors sections of our December 31, 2022 Form 10-K and March 31, 2023 Form 10-Q as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures For information regarding non-GAAP measures discussed in this presentation, refer to the Appendix and Form 10-Q filed with the SEC on May 9, 2023.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK 2000 - 2023 BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 311 Assets $4.1 billion Market Capitalization, as of 5/10/23 $232 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 COMMUNITY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 As of March 31, 2023, unless otherwise noted.

Tim Myers President & Chief Executive Officer • 26 years of finance and banking experience • Joined Bank of Marin in 2007 Sathis Arasadi EVP, Chief Information Officer • 18 years of engineering and fintech experience • Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer • 38 years of financial services experience • Joined Bank of Marin in 2013 215 Years of Combined Management Experience Through Various Economic Cycles 4 Nasdaq: BMRC Misako Stewart EVP, Chief Credit Officer • 30 years of banking experience • Joined Bank of Marin in 2013 Bob Gotelli EVP, Human Resources • 28 years of human resources experience • Joined Bank of Marin in 2000 Nikki Sloan EVP, Commercial Banking • 27 years of banking experience • Joined Bank of Marin in 2021 Brandi Campbell EVP, Retail Banking • 33 years of banking experience • Joined Bank of Marin in 2019 Andrea Henderson SVP, Director of Marketing • 15 years of marketing experience • Joined Bank of Marin in 2018

5 Nasdaq: BMRC • 27 retail branches and 8 commercial banking offices located across 10 counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings through cycles. • Strong deposit base with low- cost funding source for lending activity. Delivering a Relationship and Community Focused Banking Model on a Regional Scale (loan production office) (loan production office)

First Quarter 2023 Highlights 6 Nasdaq: BMRC Earnings and Profitability • Net Income of $9.4 million • Diluted EPS of $0.59 • Return on Average Assets of 0.92% • Return on Average Equity of 9.12% Key Operating Trends Loans and Credit Quality Deposits and Liquidity Capital • Tax-equivalent NIM of 3.04% • Tax-equivalent yield on interest-earning assets of 3.49%, up 15 bps from 4Q22 • Interest-bearing liabilities costs of 0.95%, up 77 bps from 4Q22 • Stable expenses • Total portfolio loan balances increased 0.9% from 4Q22 • Classified and non-accrual loans of only 1.47% and 0.10%, respectively • Total NOO-CRE office portfolio average LTV and DCR were 55% and 1.67x • Total deposits decreased 9%, largely due to normal operating activity • Non-interest bearing deposits represent 50% of total deposits • Insured deposits estimated to represent 67% of total deposits • Strong liquidity provides 181% coverage of estimated uninsured deposits • Cash and unencumbered investment securities of $805.7 million • Immediately available contingent funding of $1.1 billion • Bancorp total risk-based capital of 16.2% • Bancorp TCE / TA of 8.7%, 6.9% when adjusted for HTM securities 1 • BV per share increased 3.9% from 4Q22 to $26.71 1See Reconciliation of Non-GAAP Financial Measures in the Appendix

$2.33 $2.48 $2.22 $2.30 $2.92 $0.64 $0.80 $0.92 $0.94 $0.98 $32.6 $46.6 Earnings per Share Dividends per Share Net Income 2018 2019 2020 2021 2022 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Dependable Earnings and Dividend Growth 7 Nasdaq: BMRC D ol la rs p er s ha re $M M American River Acquisition

Tax Equivalent Net Interest Margin 8 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of December 31, 2022. 1 3.90% 3.98% 3.55% 3.17% 3.11% 3.04% 4.19% 4.16% 3.58% 3.36% 3.66% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25%

Net Interest Margin Drivers 9 Nasdaq: BMRC • Linked-quarter NIM decreased 22 bps, due primarily to higher deposit and borrowing costs, partially offset by higher earning asset yields. • The cost of deposits increased to 40 basis points in the month of March compared to 8 basis points in December 2022. • Our increase in deposit rates lagged the general market, which benefited our NIM by approximately 10 bps in the fourth quarter. • The actual beta on non-maturity, interest-bearing deposits of 20% to date this cycle through April 2023 is lower than the 35% assumption in our interest rate risk modeling. 0.11% 0.14% 0.13%0.14%0.08% 0.14%0.17% 0.16%0.17%0.20% 0.23% 0.83% 0.33% 0.77% 1.21% 1.68% 2.33% 2.56% 3.08% 3.78% 4.10%4.33% 4.57%4.65% IB Deposits Fed Funds 4-22 5-22 6-22 7-22 8-22 9-22 10-22 11-22 12-22 1-23 2-23 3-23 3.26% 0.17% 0.03% (0.05)% (0.10)% (0.07)% (0.20)% 3.04% 4Q22 Loans Securities Cash Deposits FHLB Adv FF Purch 1Q23 Net Interest Margin Linked-Quarter Change Monthly Rate Paid on IB Deposits vs. Fed Funds

Low Efficiency Ratio Demonstrates Disciplined Expense Control 10 Nasdaq BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of December 31, 2022. 1 57.3% 55.2% 55.6% 63.1% 54.4% 60.2% 62.0% 62.5% 59.4% 61.7% 57.0% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 50.0% 55.0% 60.0% 65.0% 70.0% American River acq & early sub debt redemption

Deposit Mix Stable, Cost of Deposits Remains Low 11 Nasdaq: BMRC • Total deposits decreased $322.8 million or 9.0% at March 31, 2023, compared to December 31, 2022. • Deposits were up $14.5 million as of May 10th from March 31, 2023 ** • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Cost of deposits was 0.20% for the first quarter and 0.40% for the month of March NIB DDA 51.5% Money Markets 27.7% Savings 9.5% IB DDA 8.0% Time Deposits 3.3% Total Deposit Mix ($3.57B) at 12/31/22 NIB DDA 50.3% Money Markets 28.0% Savings 9.5% IB DDA 7.8% Time Deposits 4.4% Total Deposit Mix ($3.25B) at 3/31/23 ** Most recent information available at the time this presentation was prepared.

Manageable Deposit Outflows 12 Nasdaq: BMRC • Bank of Marin has long maintained high liquidity to accommodate deposit fluctuations associated with our customers' business operations, and first quarter balance declines are not unusual • We enhanced our daily cash flow monitoring to analyze transaction level data post March 10th • The 100 relationships with the largest net outflows totaling $206.4 million between March 10th and 31st accounted for the vast majority of the net outflows during that time period and 64% of the total Q1 decrease in deposits • Conversations with customers and transaction records indicate the following reasons: • 83% related to business as usual including vendor payments, taxes, payroll and singular events such as disbursement of sale and trust proceeds and asset acquisition • 14% moved to outside brokerage firms or financial institutions • Remainder to Bank of Marin Wealth Management & Trust Normal business activity, 83% Outside brokerage/FI, 14% WMT referral, 3% Top Drivers for $206.4MM Outflow

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 13 Nasdaq: BMRC 1 Compounded annual growth rate from March 31, 2018 to March 31, 2023. 2 Includes ARB deposit base acquired in Q3 2021. 3 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of March 31, 2023. Five-year compound annual deposit growth rate: 8.3%1 $2.17 $2.34 $2.50 $3.81 $3.57 $3.25 0.10% 0.20% 0.11% 0.07% 0.06% 0.20% 0.50% 0.73% 0.41% 0.19% 0.29% 0.83% Total Deposits Bank of Marin Cost of Deposits Peer Group Median Cost of Deposits 2018 2019 2020 2021 2022 Q1 2023 2 3

Disciplined Fundamentals Deliver Consistent and Favorable Results 14 Nasdaq: BMRC Our relationship banking model works: • Over 1,000 new accounts opened in the quarter, largely in March, adding $60 million in new balances. Negligible number of account closures with funds leaving the Bank. • Reciprocal deposit network program (Intrafi and Reich & Tang products) utilization increased by $80 million in March • Deposit balances have been stable and were up $14.5 million between March 31st and May 10th. Daily balances have not fluctuated up or down more than 0.70% since March 31st. Our liquidity risk management approach works: • Current cycle non-maturity, interest-bearing deposit beta of 20% through April 2023 versus 35% average assumed in interest rate risk models and 70% in stress tests • Deposit outflows of 9% in the first quarter were significantly lower than 25% NII stress testing and 50% EVE stress testing • Enhancing model assumptions, scenarios and stress parameters to account for the velocity at which potential deposit outflows can occur due to the use of social media and digital banking

Deposit Betas 15 Nasdaq: BMRC Actual Historical Interest Rates and Deposit Betas Fed Funds Rate Cost of Non- Maturity Interest Bearing Deposits (MTD) Historic Beta on Non- Maturity Interest- Bearing Deposits Cost of Total Deposits (MTD) Historic Beta on Total Deposits December 2015 0.25% 0.08% 0.08 % December 2018 2.50% 0.32% 11% 0.16% 4 % February 2020 - The Bank's Cost of Deposits Peak (full cycle beta) 0.46% 17% 0.24% 7 % Non-maturity interest-bearing deposits cost of 0.15% in Q4 2022 represented extremely low beta and flexibility for selective increases going forward. Deposit Betas Assumed in Net Interest Income Projection Rising Rate Scenarios Non-Maturity Interest Bearing Deposit Beta Total Deposits Beta Most Recent 2023 Model 35% 17 % Current Cycle Beta Through April 2023 20% 10%

Strong Liquidity: $1.9 Billion in Net Availability 16 Nasdaq: BMRC At March 31, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted cash $ 38.0 N/A $ 38.0 Unencumbered securities 767.7 N/A 767.7 External Sources FHLB line of credit 1,037.2 $ (405.4) 631.8 FRB line of credit and BTFP facility 344.2 — 344.2 Lines of credit at correspondent banks 150.0 — 150.0 Total Liquidity $ 2,337.1 $ (405.4) $ 1,931.7 • The Bank has long-established minimum liquidity and diversification requirements using tools similar to those of larger banks, such as the liquidity coverage ratio and multi-scenario, long- horizon stress testing • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available contingent funding sources represented 181% of estimated uninsured deposits at March 31, 2023 Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

HTM Securities Portfolio Agency MBS 75% GSEs 15% Municipal Bonds 6% Corporate Bonds & Other 4% AFS Securities Portfolio Agency MBS 59% GSEs 17% Municipal Bonds 13% SBA 7% Corporate Bonds & Other 3% USTs 1% High-Quality Securities Portfolio Generates Cash Flow Data as of March 31, 2023 17 Nasdaq: BMRC $797.5MM $958.6MM Average Yield — 2.12% Approx. Duration — 3.8 Unrealized Losses (after tax) — $62.0 million TCE Bancorp — 8.7% Average Yield — 2.49% Approx. Duration — 5.9 Unrealized Losses (after tax) — $76.4 million TCE Bancorp w/ HTM — 6.9% 1 ($ in millions at Fair Value) ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix.

AOCI and Tangible Equity 18 Nasdaq: BMRC M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $37.3 $58.0 $80.0 $73.7 $62.0 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0%

Prudent, Sustainable Model for Loan Growth 19 Nasdaq: BMRC ($ billions) Five-year compound annual loan growth rate: 4.8% 1 1 Compounded annual growth rate from March 31, 2018 to March 31, 2023. 2 Includes ARB loan base acquired in Q3 2021. $1.76 $1.84 $2.09 $2.26 $2.09 $2.11 Non-PPP Loans SBA PPP Loans 2018 2019 2020 2021 2022 Q1 2023 Total Loans 2

Well-Diversified Loan Portfolio 20 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 93% of loans are guaranteed by borrower guarantors • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 89% of loans being guaranteed by borrower guarantors • Since 2000, net charge-offs for all NOO-CRE total $740 thousand. All charge-offs occurred prior to 2013. • Construction loans represent a small portion of the overall portfolio OO-CRE 17% C&I 9% Consumer 13% Construction 5% NOO-CRE 56% Office 31% Mixed Use 7% Retail 20% Warehouse & Industrial 12% Multi-Family 13% Other, 17% 1Q23 Total Loans 1Q23 Total NOO-CRE Loans $2.1B $1.2B

Non-owner Occupied Office Exposure As of March 31, 2023 21 Nasdaq: BMRC • $370 million in exposure spread across our 10-county footprint comprised of 144 loans • $2.6 million average loan balance – largest loan at $17.2 million • 55% average loan-to-value and average debt-service coverage ratio of 1.67x* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO- CRE loans Marin, 26% Sonoma, 14% San Francisco, 19% Alameda, 7% Sacramento, 6% Napa, 10% Other Bay Area, 14% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $71.7 million Average Loan Bal: $6.5 million Number of Loans: 11 loans Average LTV*: 60% Average DCR: 1.20x Average Occupancy: 85% 10 of the 11 properties are low rise buildings, the other is 10 stories. $370MM *At most recent measurement.

NOO-CRE Portfolio Diversified Across Property Types & Geographies 22 Nasdaq: BMRC Retail as of 1Q23 Warehouse & Industrial as of 1Q23 Multi-Family as of 1Q23 Marin, 18% Sonoma, 16% San Francisco, 3% Alameda, 8% Sacramento, 15% Napa, 17% Other Bay Area, 13% Other, 10% Marin, 15% Sonoma, 16% San Francisco, 24% Alameda, 14% Sacramento, 3% Napa, 6% Other Bay Area, 5% Other, 17% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 17% Napa, 3% Other Bay Area, 4% Other, 9% $242MM $149MM $144MM Avg. Loan Bal: $2.0MM Largest Bal: $15.1MM # of Loans: 71 Avg. LTV*: 43% Avg. Loan Bal: $1.5MM Largest Bal: $12.1MM # of Loans: 102 Avg. LTV*: 49% Avg. Loan Bal: $1.8MM Largest Bal: $14.3MM # of Loans: 135 Avg. LTV*: 45% *Loan-to-value at origination.

Construction Portfolio Concentrated in Lower-Risk Property Segments 23 Nasdaq: BMRC Marin, 7% Sonoma, 9% San Francisco, 46% Alameda, 23% Other Bay Area, 15% Construction by Type as of 1Q23 Construction Portfolio by County as of 1Q23 Multi-family, 60% Self Storage, 18% 1-4 Residential, 21% Land & Ag, 1% Total Balance: $110MM Unfunded Commitments: $32.4MM # of Loans: 20 Avg. Loan Bal: $5.5MM Largest Loan Bal: $16.1MM Avg. LTV*: 55% *Loan-to-value at origination. $110MM $110MM

History of Excellent Asset Quality 24 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles have supported excellent asset quality • Non-accrual loans continue to remain at historically low levels • Net charge-offs have consistently been negligible for the last five years. • Adequate reserves with allowance for credit losses to total loans of 1.10% Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 2019 2020 2021 2022 Non-accrual Loans / Total Loans Quarterly Progression 0.37% 0.49% 0.12% 0.10% 2Q22 3Q22 4Q22 1Q23

Robust Capital Ratios as of March 31, 2023 25 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 15.3% 15.3% 16.2% 9.9% 8.7% 6.9% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity *See Reconciliation of Non-GAAP Financial Measures in the Appendix.

Peer Comparisons 26 Nasdaq: BMRC Performance Measures (dollars in thousands) BMRC Q4 2022 Peer Median Q4 2022 Percentile BMRC FY 2022 Peer Median FY 2022 Percentile Non-Interest Bearing/Total Deposits 51.47% 36.44% 100.0% 51.47% 36.44% 100.0 % Gross Loan Growth Rate (year-over-year) (7.23) % 15.72 % NM (7.23) % 15.72 % NM NPAs/Assets 0.07% 0.17% 72.1% 0.07% 0.21% 70.7 % Efficiency Ratio 50.92% 52.83% 59.4% 54.39% 57.01% 65.4 % Return on Average Assets 1.21% 1.26% 40.7% 1.08% 1.12% 40.0 % Return on Average Equity 12.77% 12.37% 51.1% 11.16% 11.67% 37.2 % Tangible Common Equity/Tangible Assets 8.21% 8.36% 45.5% 8.21% 8.36% 45.5 % Annualized Net Income/FTE (313) $ 164.61 $ 118.39 70.8% $ 148.80 $ 98.90 73.5 % Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Latest available peer data as of Q4 2022. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of December 31, 2022.

Long-term Strategic Priorities 27 Nasdaq: BMRC A strategic and disciplined approach to delivering long-term value Drive high-quality LOAN GROWTH Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 29 Nasdaq: BMRC (in thousands, unaudited) March 31, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 430,174 Goodwill and core deposit intangible (77,525) Total TCE a 352,649 Unrealized losses on HTM securities, net of tax 1 (76,378) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 276,271 Total assets $ 4,135,279 Goodwill and core deposit intangible (77,525) Total tangible assets d 4,057,754 Unrealized losses on HTM securities, net of tax 1 (76,378) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) e $ 3,981,376 Bancorp TCE ratio a / d 8.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / e 6.9% 1 Net unrealized losses on held-to-maturity securities as of March 31, 2023 of $108.4 million, net of an estimated $32.0 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56%. For further discussion about our non-GAAP financial measures, refer to pages 41 - 42 of our Form 10-Q filed with the SEC on May 9, 2023.

Contact Us 30 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com